                                  EXHIBIT 99.1


                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Coinless Systems, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis Sorenson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 3(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/  Dennis Sorenson
                                    --------------------
                                    By: Dennis Sorenson
                                    Chief Executive Officer
                                    November 14, 2002


In connection with the Quarterly Report of Coinless Systems, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Darryl Dorsett, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (2) The Report fully complies with the requirements of section 3(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/  Darryl Dorsett
                                    -------------------
                                    By: Darryl Dorsett
                                    Chief Financial Officer
                                    November 14, 2002


                                     Page 19

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                                    SIGNATURE


In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           COINLESS SYSTEMS, INC.
                                                    Registrant


Date:      November 14, 2002               By: /s/ Dennis W. Sorenson
                                               ----------------------
                                               Dennis W. Sorenson
                                               Chief Executive Officer/Chairman


Date        November 14, 2002              By: /s/ Darryl D. Dorsett
                                               ---------------------
                                               Darryl D. Dorsett
                                               Chief Financial Officer and
                                               Corporate Secretary


Date:    November 14, 2002                 By: /s/ Daniel Weyker
                                               -----------------
                                               Daniel Weyker
                                               Director


                                     Page 20